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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 3, 2009

Oglethorpe Power Corporation
(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	333-159338 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code    (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation.

        On November 3, 2009, Oglethorpe Power Corporation (An Electric Membership Corporation) issued $400,000,000 of First Mortgage Bonds, Series 2009 B (the "Bonds"). The Bonds bear interest at 5.95 percent per year, with interest payment dates on May 1 and November 1 of each year, beginning on May 1, 2010. The Bonds have a final maturity of November 1, 2039. In connection with the issuance of the Bonds, Oglethorpe entered into a registration rights agreement pursuant to which it agreed to file a registration statement relating to an exchange offer for the Bonds and/or, if applicable, to file a shelf registration statement for the Bonds.

Exhibit 9.01    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits

Exhibit No.	Description
4.1	Registration Rights Agreement, dated October 26, 2009, by and between Oglethorpe and J.P. Morgan Securities Inc. and Goldman, Sachs & Co., on behalf of themselves and the other Initial Purchasers (as defined therein) related to the Bonds.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: November 3, 2009	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer

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  Item 2.03. Creation of a Direct Financial Obligation.
  Exhibit 9.01 Financial Statements and Exhibits
SIGNATURES